OFFICE OF THE SECRETARY OF STATE

                               STATE OF OKLAHOMA

                                  (STATE SEAL)

                                    AMENDED
                          CERTIFICATE OF INCORPORATION

WHEREAS, the Amended Certificate of Incorporation of

                               CLEAR IMAGE, INC.

has been filed in the office of the Secretary of State as provided by the laws of the State of Oklahoma.

     NOW THEREFORE, I, the undersigned, Secretary of State of the State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this certificate evidencing such filing.

     IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.




GREAT SEAL OF THE                       Filed in the city of Oklahoma City this
STATE OF OKLAHOMA                       15th day of May, 2003.
                                        ----        ---------


                                        /s/ M. Susan Savage
                                        --------------------------------
                                             Secreatary of State

FILED-Oklahoma Secretary of State #19006114697 01/29/1999 08:57

                                                FILED MAY 15 2003
                                                OKLAHOMA SECRETARY OF STATE


                                    AMENDED
                          CERTIFICATE OF INCORPORATION
                      (AFTER RECEIPT OF PAYMENT OF STOCK)



TO: OKLAHOMA SECRETARY OF STATE
    2300 N. Lincoln Blvd., Room 101, State Capitol Building
    Oklahoma City, Oklahoma 73105-4897
    (405)-522-4560


The  undersigned  Oklahoma   corporation,   for  the  purpose  of  amending  its
certificate of incorporation as provided by Section 1077 of the Oklahoma General Corporation Act, hereby certifies:

1.      A.      The name of the corporation is:

                            Image Analysis, Inc.
--------------------------------------------------------------------------------

        B.      As amended:  The name of the corporation has been changed to:

                            Clear Image, Inc.
--------------------------------------------------------------------------------
(Please Note: The new name of the corporation MUST contain one of the following words: association, company, corporation, club, foundation, fund, incorporated, institute, society, union, syndicate or limited or one of the abbreviations co., corp., inc. or ltd.)

2. The name of the registered agent and the street address of the registered office in the State of Oklahoma is:

Gifford Mabie         9202 S. Toledo Ave.      Tulsa       OK          74137
--------------------------------------------------------------------------------
Name of Agent         Street Address           City        County      Zip Code
                     (P.O. BOXES ARE NOT ACCEPTABLE)

3.      The duration of the corporation is:   Perpetual
                                           -------------------------------------



                                                        RECEIVED
                                                        OK SEC. OF STATE
                                                        MAY 15 2003

4. The aggregate number of the authorized shares, itemized by class, par value of shares, shares without par value, and series, if any, within a class is:

NUMBER OF SHARES           SERIES                   PAR VALUE PER SHARE
                          (If any)          (Or, if without par value, so state)

COMMON    45,000,000                            $0.001
       ---------------                       -----------------------------------

PREFERRED  5,000,000                            $0.001
         -------------                       -----------------------------------


5. Set forth clearly any and all amendments to the certificate of incorporation which are desired to be made:










     That at a meeting of the Board of Directors, a resolution was duly adopted setting forth the foregoing proposed amendment(s) to the Certificate of Incorporation of said corporation, declaring said amendment(s) to be advisable and calling a meeting of the shareholders of said corporation for consideration thereof.

     That thereafter, pursuant to said resolution of its Board of Directors, a meeting of the shareholders of said corporation was duly called and held, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment(s).

     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its President or Vice President and attested by its Secretary or Assistant Secretary, this 14th day of May, 2003.
                          ----        ---------

                                        /s/ THOMAS R. COUGHLIN, JR.
                                        ----------------------------------------
                                        By                             President
                                                            -----------

                                        Thomas R. Coughlin, Jr., M.D.
                                        ----------------------------------------
                                                 (PLEASE PRINT NAME)

ATTEST:


/s/ RHONDA VINCENT
---------------------------------
By               its   Secretary
               --------

Rhonda Vincent
---------------------------------
      (PLEASE PRINT NAME)